OPTIMUM FUND TRUST

Optimum Fixed Income Fund (the Fund)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2016

Effective as of the date of this supplement, the following replaces the information in the Prospectus entitled, "Fund summaries – Optimum Fixed Income Fund – Who Manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	August 2003
Roger A. Early, CPA, CFA	Executive Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Senior Portfolio Manager – International Debt	May 2007
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	April 2011
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	February 2015
Adam H. Brown	Senior Vice President, Senior Portfolio Manager	January 2016
John P. McCarthy, CFA	Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research	July 2016

Effective as of the date of this supplement, the following replaces the information in the Prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Fixed Income Fund":

Optimum Fixed Income Fund

Paul Grillo, Roger A. Early, Wen-Dar Chen, J. David Hillmeyer, Brian C. McDonnell, Adam H. Brown and John P. McCarthy are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets.

Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer — Total Return Fixed Income Strategy and has been with Delaware Investments since 1992. He has held his Fund responsibilities since the Fund's inception.

Mr. Early is a Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy. Before rejoining Delaware Investments in March 2007, Mr. Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Mr. Early assumed Fund responsibilities in May 2007.

Dr. Chen is a Vice President and Portfolio Manager — International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. He assumed Fund responsibilities in May 2007.

Mr. Hillmeyer is a Senior Vice President and Senior Portfolio Manager, and has been with Delaware Investments since August 2007. Prior to joining Delaware Investments, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager/trader, and quantitative analyst. Mr. Hillmeyer assumed Fund responsibilities in April 2011.

Mr. McDonnell is a Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, and Trader, and a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He also serves as lead analyst and trader for residential mortgage-backed securities. Prior to joining Delaware Investments in March 2007 as a vice president and senior structured products analyst/trader, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm's holdings. Mr. McDonnell assumed Fund responsibilities in February 2015.

Mr. Brown is a Senior Vice President, Senior Portfolio Manager and a member of the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield portfolios. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown assumed Fund responsibilities in January 2016.

Mr. McCarthy is a Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research. Before rejoining Delaware Investments in March 2007, he was a senior high yield analyst/trader at Chartwell Investment Partners. Mr. McCarthy earned a bachelor’s degree in business administration from Babson College and he is a member of the CFA Society of Philadelphia. Mr. McCarthy assumed Fund responsibilities in July 2016.

Pacific Investment Management Company LLC (PIMCO), located at 650 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. As of March 31, 2016, PIMCO had approximately $1.49 trillion in assets under management. PIMCO has held its Fund responsibilities since April 2010.

Jerome M. Schneider and Marc P. Seidner are primarily responsible for the day-to-day management of PIMCO's share of the Fund's assets.

Mr. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 20 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University. He has held his Fund responsibilities since January 2015.

Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 29 years of investment experience and holds an undergraduate degree in economics from Boston College. He has held his Fund responsibilities since January 2015.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO's share of the Fund's assets.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this supplement for future reference.

This Supplement is dated October 12, 2016.